UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2015

SolarCity Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35758	02-0781046
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3055 Clearview Way

San Mateo, California 94402

(Address of principal executive offices, including zip code)

(650) 638-1028

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07Submission of Matters to a Vote of Security Holders.

On June 2, 2015, SolarCity Corporation (the “Company”) held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, 85,885,739 shares of the Company’s common stock, or approximately 86.6% of the total shares entitled to vote, were present in person or by proxy and voted on the following four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the United States Securities and Exchange Commission on April 21, 2015:

The following nominees were elected as Class III directors to serve until the 2018 annual meeting of stockholders or until their respective successors are duly elected and qualified:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Donald R. Kendall, Jr.	48,692,233	622,403	140,096	34,431,007
Elon Musk	48,197,511	1,156,488	100,733	34,431,007
Jeffrey B. Straubel	48,272,718	1,036,431	145,583	34,431,007

The Company’s Board of Directors is comprised of nine members who are divided into three classes with overlapping three-year terms. The term of the Company’s Class I directors—John H.N. Fisher, Lyndon R. Rive and Bennet Van de Bunt—will expire at the 2016 Annual Meeting of Stockholders. The term of the Company’s Class II directors—Antonio J. Gracias, Nancy E. Pfund and Peter J. Rive—will expire at the 2017 Annual Meeting of Stockholders.

In addition, the following proposals were voted on and approved at the Annual Meeting:

Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015	83,292,115	177,941	415,683	0
Proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers	46,619,436	2,654,060	181,236	34,431,007

	1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
Proposal to approve, on a non-binding advisory basis, the frequency of future advisory executive compensation votes	10,719,442	136,111	38,382,713	216,466	34,431,007

In accordance with the recommendation of our Board of Directors and the voting results of the stockholders of the Company on this advisory proposal, our Board of Directors has adopted a policy to hold triennial advisory votes on the compensation of our named executive officers. The next required advisory vote on the frequency of approval of the compensation of our named executive officers will take place no later than the Company’s annual meeting of stockholders in 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SolarCity Corporation

	By:	/s/ Brad Buss
Brad Buss
Date: June 4, 2015		Chief Financial Officer